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                         SUPPLEMENT DATED JULY 25, 2002

                                       TO

                         PROSPECTUSES DATED MAY 1, 2002

This supplement is intended to be distributed with prospectuses dated May 1, 2002 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

     o    Medallion Variable Universal Life Plus (MASSACHUSETTS AND TEXAS ONLY)
     o Medallion Variable Universal Life Edge (MARYLAND, MASSACHUSETTS AND TEXAS ONLY)
     o    Variable Estate Protection Plus (TEXAS ONLY)
     o    Variable Estate Protection Edge (TEXAS ONLY)

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     (a)  Notwithstanding any language in the prospectus to the contrary, the
          Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

     (b) Notwithstanding any language in the Variable Estate Protection Plus prospectus to the contrary, there is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years. As a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.



MD-MA-TX (7/02)